EXHIBIT 10.5
                                   [ILLEGIBLE]

                             AND RECEIPT FOR DEPOSIT

The printed portion of this agreement has been approved by the Arizona Association of REALTORS. This is intended to be a binding agreement. No representation is made as to the legal validity or adequacy of any provision or the tax consequences thereof. If you desire legal or tax advice, consult your attorney or tax advisor.

RECEIVED FROM:  ImmuneRegen Biosciences, Inc. ("Tenant")

AGENCY CONFIRMATION: Broker named on Line 13 is the agent of (check one): [ ] the Tenant exclusively, or [ ] the Landlord exclusively; or [ ] the Tenant and the Landlord.

                                     RECEIPT

EARNEST MONEY: Earnest money shall beheld by Broker names on Line 13 until offer is accepted. Tenant understands that, until offer is accepted, Landlord can rent the Premises to another Tenant.

--------------------   -----------------    --------------------   -------------------------------------------
a.   Amount of         b.  Form of          [  ] Personal Check    c. After offer is accepted by Landlord,
     Earnest Money         Earnest Money    [  ] Cashier's Check      Earnest Money will be deposited with:
     $                                      [  ] Other                [  ] Broker's Trust Account
      --------------                                   --------
                                                                      ------------------------------------
                                                                              PRINT BROKER'S NAME
                                                                      [  ] Landlord  [  ] Other:______________
--------------------   -----------------    --------------------   -------------------------------------------

All earnest money is subject to collection. In the event any check for earnest money is dishonored for any reason, at Landlord's option, Landlord shall be immediately released from all obligations under this Agreement. In the event of Tenant's breach of this Agreement all earnest money shall be deemed a security deposit.

RECEIVED BY BROKER:
                  --------------------------------------------------------------
                     PRINT AGENT'S NAME      AGENT'S SIGNATURE          MO/DA/YR


--------------------------------------------------------------------------------
                               PRINT NAME OF FIRM

                                  RENTAL OFFER

PROPERTY DESCRIPTION & OFFER: Tenant offers to lease the real property and all fixtures and improvements thereon and appurtenances incident thereto, plus personal property described below (collectively, the "Premises").

PROPERTY ADDRESS:  4021 N. 75th Street #201

CITY:  Scottsdale, AZ      ZIP CODE:  85251

PERSONAL PROPERTY:  Unfurnished Loft Unit

TERM: The lease term shall begin on 7-1-04 at 12:00 p.m. and end on 9-30-05 at 11:59 a.m. at which time Tenant shall return all keys and vacate the Premises unless Landlord and Tenant agree to an extension or renewal of this Agreement. If the Tenant fails to vacate the Premises as provided for in this Agreement, the Landlord shall be entitled to recover an amount equal to not more than two months periodic rent or twice the actual damages sustained by the Landlord, whichever is greater, as provided for in A.R.S. ss. 33-1375(C). The Tenant shall be obligated to pay rent until keys have been physically returned to the Landlord or Property Manager. Leaving keys in or on the Premises will not be considered a return of the keys.

RENT: Tenant shall pay monthly installments of $2260.00 plus any applicable sales taxes, which are currently $37.29, totaling $2297.29 ("Rent"). If the sales tax changes during the term of this Agreement, Landlord may adjust the amount of Rent due to equal the difference caused by the tax change upon thirty
(30) calendar days' written notice to Tenant. A.R.S. ss. 33-1314(E). Rent shall be payable in advance without deductions or offsets.

RENT PRORATION: If the first monthly installment is for a period other than the full month, Tenant shall pay $--- plus any applicable sales taxes of $---, totaling $--- for the period beginning --- and ending ---.

Rent in the full amount shown on Line 27 and all other accrued charges shall be due and payable no later than 5 p.m. on the 1st day of each month during the term of this Agreement. Landlord is not required to accept a partial payment of Rent or other charges. A.R.S. ss. 33-1371(A). A late charge of 10% of Base Rent shall be added to all Rent not received by the due date and shall be collectible as additional Rent.

Tenant shall pay a charge of $25.00 for all checks returned from the bank unpaid for any reason, in addition to the late charge provided for in Line 34. These additional charges shall be collectible as Rent. If a check has been returned from the bank unpaid for any reason, the Landlord reserves the right to demand that all sums due under this Agreement be paid in the form of a cashier's check or money order and to return any personal or company check delivered to Landlord and demand a cashier's check or money order in its place.

APPLICATION FEE/CREDIT REPORT(S): $0 is by separate payment and is non-refundable. This Agreement is conditioned on a satisfactory verification and approval by Landlord of Tenant's employment, credit, banking references and past rental history prior to possession. Tenant consents to an employment and credit check along with an investigation of prior rental history through Landlord or Broker. Tenant shall complete a separate rental and/or credit application containing the necessary information. Tenant warrants that the information is correct and complete and that Tenant has disclosed all pertinent information and has not withheld any information, including but not limited to poor credit, early terminations of leases, evictions or bankruptcy. The material falsification of any information, including but not limited to information relating to pets, income, employment, criminal records, prior eviction records or current criminal activity, shall entitle Landlord to terminate this Agreement pursuant to A.R.S. ss. 33-1368. Upon such termination, Landlord may pursue all applicable remedies, including but not limited to, a claim for Rent for the remainder of the term of this Agreement, all other quantifiable damages, court costs and reasonable attorneys' fees. The credit history of Tenant with respect to this Agreement may be reported to any credit bureau or reporting agency.

-----------------------------------------    ---   -------  ----------------------------------------------------------
Security deposit:........................     $    2260.00   Refundable
Pet deposit/fee: ........................     +              |_| Refundable       |_| Non-refundable    |_| Taxable
Cleaning deposit/fee: ...................     +              |_| Refundable       |_| Non-refundable    |_| Taxable
____________ ............................     +              |_| Refundable       |_| Non-refundable    |_| Taxable
____________ ............................     +              |_| Refundable       |_| Non-refundable    |_| Taxable
Initial rent payment: ...................     +    2260.00   |X| Taxable
Sales tax charged........................     +      37.29   Tax rate 1.65%       Taxable Amount $___________
TOTAL REQUIRED PAYMENT...................     $    4557.29
Less earnest money                            -    2297.29   (becomes security deposit upon acceptance by all parties)
BALANCE DUE:  (CERTIFIED FUNDS)..........     $    2260.00
                                                              --------------------------------------------------------
                                                                                      MO/DA/YR
-----------------------------------------    ---   -------  ----------------------------------------------------------

NOTE: Total payments and deposits shown above, including pet deposit but excluding any cleaning or redecorating deposit and first month's rent, may not exceed one and one-half months' rent. Any cleaning or redecorating deposit must be reasonable. The breakdown of the deposit amounts shown above is solely for the purpose of showing how such amounts were calculated and does not limit Landlord's right to use all deposit amounts as permitted by A.R.S. ss. 33-1321 and ss. 33-1341. TENANT SHALL NOT USE ANY REFUNDABLE DEPOSIT AS A CREDIT TOWARDS LAST MONTH'S RENT. Deposits may be placed in interest-bearing accounts, which interest shall be retained by the Broker.

REFUNDABLE DEPOSITS:  Refundable deposits will be held:|X| By Landlord
                                                       |_| Brokers Trust Account

                                                       -------------------------
                                                               FIRM NAME

NO REFUNDABLE DEPOSIT SHALL BE TRANSFERRED FROM THE BROKER'S TRUST ACCOUNT WITHOUT TEN (10) CALENDAR DAYS' WRITTEN NOTICE TO THE TENANT. IF DEPOSITS ARE HELD BY LANDLORD, TENANT AND LANDLORD AGREE TO HOLD BROKER HARMLESS OF ALL LIABILITY REGARDING SAID DEPOSITS. If the Premises are surrendered to Landlord at the termination or expiration of this Agreement in a clean and undamaged condition acceptable to Landlord, Landlord shall return the refundable deposits to Tenant. However, if the Premises are delivered to Landlord in an unclean or damaged condition not acceptable to Landlord, Landlord may, at Landlord's option, retain all or a portion of the refundable deposits, and may hold the Tenant liable for any additional charges.

MAINTENANCE OF THE PREMISES: Tenant has examined the Premises and is satisfied with the physical condition, except as otherwise noted in writing. Upon termination of this Agreement, Tenant promises to surrender the Premises to Landlord in the same condition as when the Agreement term commenced, reasonable wear and tear excepted. Tenant shall maintain the Premises in a neat and undamaged condition and, in particular, shall comply with applicable provisions of building codes, maintain the Premises in a clean and safe condition, dispose of all ashes, rubbish, garbage and other waste in a clean and safe manner, keep and use all plumbing and electrical, sanitary, heating, ventilating and air conditioning facilities and elevators and other facilities and appliances in a clean and reasonable manner, and generally conduct themselves and others in their charge, including pets, in a manner so as not to disturb their neighbors or in any way, deface, damage, impair or otherwise destroy any part of the Premises. If Tenant fails to comply with such requirements, Landlord may make necessary repairs and submit a bill to Tenant subject to the provisions of A.R.S. ss. 33-1369. Tenant also agrees to replace furnace filters, air conditioning filters, light bulbs and smoke alarm batteries as frequently as conditions require. Landlord shall at all times comply with the requirements of applicable building codes, make all repairs necessary to keep the Premises in a fit and habitable condition, keep all of the common areas in a clean and safe condition, and maintain in good and safe working order all existing appliances, plumbing and electrical facilities. Landlord agrees to maintain the Premises as provided in A.R.S. ss. 33-1324.

ALTERATIONS AND IMPROVEMENTS: Tenant shall not make any alterations or improvements in any way without Landlord's prior written consent.

OCCUPANCY: The Premises shall be used only for residential purposes by the following named persons: ImmuneRegen Biosciences Inc.

ASSIGNMENT AND OCCUPANCY RESTRICTIONS: Only persons listed on Lines 88 and 89 may occupy the Premises or any part thereof without Landlord's prior written consent. If Tenant attempts to sublet, transfer, or assign this Agreement and/or allows any persons other than those listed on Lines 88 and 89 to occupy the Premises without Landlord's prior written consent, such act shall be deemed a material non-compliance by the Tenant of this Agreement and the Landlord may terminate this Agreement pursuant to A.R.S. ss. 33-1368.

INDEMNITY AND RELEASE: Landlord and Tenant agree to indemnity and hold harmless Brokers, Property Managers, and any of their respective agents, representatives or employees from any loss, claim, liability or expense arising from injury to any person or damage to or loss of any property, in any way caused by Landlord or Tenant and their guests, invitees, agents, pets or others under their control.

TENANT LIABILITY/RENTER'S INSURANCE: Tenant assumes all liability for personal injury, property damage or loss, and insurance risks. Landlord strongly recommends that Tenant obtain and keep renter's insurance in full force and effect during the full term of this Agreement.

RULES, REGULATIONS AND APPLICABLE LAW: Both Landlord and Tenant agree to comply with applicable laws, ordinances, regulations, Covenants, Conditions and Restrictions, and Homeowners' Association rules and regulations concerning the Premises. Tenant agrees to supervise Tenant's family, guests and invitees to insure their compliance with these rules, regulations and laws. Tenant shall be responsible for any actions of Tenant's family, guests, and invitees who violate this Agreement or Landlord's rules or regulations, pursuant to A.R.S. ss. 33-1368(G).

Tenant is responsible for any fines or penalties assessed by any governing body as a result of Tenant's violation of any of these rules, regulations, and laws.

The Tenant has either received a copy of any rules, regulations, and laws concerning the Premises, or has made an independent investigation of the applicability of such rules, regulations, and laws as to the Tenant's use of the Premises. If the state, county, municipal or other governmental bodies adopt new ordinances, rules or other legal provisions affecting this Agreement, the Landlord may make immediate amendments to bring this Agreement into compliance with the law. In such event, the Landlord agrees to give Tenant written notice that this Agreement has been amended and shall provide a brief description of the amendment and the effective date. A.R.S. ss. 33-1342(C).

ACCESS: The Tenant agrees to make the Premises available to the Landlord with at least two (2) calendar days' notice in order to inspect the Premises, make necessary or agreed repairs, decorations, alterations or improvements, supply necessary or agreed services, or to exhibit the Premises to prospective or actual buyers, mortgagees, tenants, workmen or contractors as authorized in A.R.S. ss.33-1343.

COUNTERPART AND FACSIMILE: This Agreement, any attached exhibits, and any addenda or supplements signed by the parties shall constitute the entire Agreement between Landlord and Tenant and shall supersede any other written or oral Agreement between Landlord and Tenant. This Agreement can only be modified in writing and signed by Landlord and Tenant. A fully executed facsimile copy of the entire Agreement shall be treated as an original Agreement. This Agreement may be signed in counterpart.

TRANSFERS: Military personnel on active duty may terminate this Agreement upon receipt of orders transferring them to another base, releasing them from active duty, or orders requiring occupancy of government quarters. Tenant agrees to give Landlord as much written notice as possible and Rent will be prorated from the notice date to move-out date. Assignment instructions for the voluntary occupancy of government quarters are not sufficient for termination of this Agreement.

TIME OF ESSENCE:  Time is of the essence of this Agreement.

LATE OR PARTIAL PAYMENTS: The acceptance by Landlord of any late or partial payment shall not change the due date or amount of any required payment in the future and shall not relieve Tenant of any obligations to pay the balance of the Rent and any applicable late fees or costs.

WAIVERS: No waiver by Landlord of any provision herein shall be enforceable against Landlord unless in writing signed by Landlord, nor shall it be deemed a waiver of any other provision herein or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not constitute a continuing consent to or approval of any subsequent act by Tenant.

ATTORNEYS' FEES AND COSTS: If a lawsuit or arbitration proceeding is brought to enforce the terms of the Agreement, the prevailing party shall be entitled to receive reasonable attorneys' fees and costs as set by the court or arbitrator.

SUBORDINATION: This Agreement shall be subordinate to all present and future ground leases, mortgages, deeds of trust and any other encumbrances consented to by Landlord and also to any modifications or extensions thereof. Tenant agrees to execute any subordination agreements or other similar documents presented by Landlord within three (3) calendar days of presentation.

NOTICES: Unless otherwise provided for by statute or by agreement of the parties, all notices herein shall be in writing and shall be delivered to Landlord at the address set forth in Lines 200-202 and to Tenant at the Premises and shall be sent by registered or certified mail, or personally delivered, or as otherwise provided in A.R.S. ss.33-1313. Such notice shall be deemed received on the date the notice is actually received or five (5) calendar days after the date the notice is mailed by registered or certified mail, whichever occurs first.

PERMISSION: Landlord and Tenant grant Brokers permission to advise the public of this Agreement and the price and terms herein.

EQUAL HOUSING OPPORTUNITY: Properties will be presented in compliance with federal, state, and local fair housing laws and regulations.

COURT MODIFICATION: If any provision of this Agreement is found by a court to be invalid, illegal or vague, the parties agree that such provision shall be modified or stricken by the court to the minimum extent deemed necessary to make it valid, legal and enforceable and that all other provisions of this Agreement shall remain in full force and effect.

CONSTRUCTION OF LANGUAGE: The language of this Agreement shall be construed according to its fair meaning and not strictly for or against either party. Words used in the masculine, feminine or neuter shall apply to either gender or neuter, as appropriate. All singular and plural words shall be interpreted to refer to the number consistent with circumstances and context. The use of the term Landlord in this Agreement shall include any Property Manager named on Line 196.

PETS: |X| No pets allowed. Tenant agrees not to keep or permit any pets on the Premises without prior written consent of the Landlord.

      |_| Landlord hereby grants Tenant permission to keep the following pets on the Premises:

               -------------------------------------------------

KEYS: Landlord agrees to deliver to Tenant keys for |X| Door |_| Pool |X| Mail Box _________ Other to the Premises and 0 garage door openers upon possession. Tenant shall be responsible for the security of the Premises until all keys and garage door openers have been returned to Landlord or otherwise satisfactorily accounted for by Tenant. Tenant is not authorized to change the locks or add a deadbolt lock. Tenant agrees to pay all costs related to replacing lost or unreturned keys and/or garage door openers.

UTILITIES: Tenant agrees to arrange and pay for, when due, all utilities except water and trash.

SWIMMING POOL: These premises |_| do |X| do not contain a swimming pool. If these Premises contain a swimming pool, Tenant acknowledges receipt of the Arizona Department of Health Services approved Private Pool Safety Notice as required by A.R.S. ss. 36-1681(E) and A.D.H.S. Rule R9-3-101. TENANT'S INITIALS ARE REQUIRED _________.

LANDLORD AND TENANT EXPRESSLY RELIEVE AND INDEMNIFY BROKERS FROM ANY AND ALL LIABILITY AND RESPONSIBILITY FOR COMPLIANCE WITH ANY APPLICABLE POOL BARRIER LAWS AND REGULATIONS.

LEAD-BASED PAINT DISCLOSURE: (INITIALS REQUIRED) The U.S. Department of Housing and Urban Development requires a Lessor of most residential real property built prior to 1978 to notify the Lessee of any known lead-based paint hazards, and to provide the Lessee with any information contained in lead-based paint risk assessments or inspections in the Lessor's possession. (These disclosure requirement [sic] do no [sic] apply to certain leases including a lease of property that has been determined by a certified lead-based paint inspector to be free from lead-based paint or lead-based paint hazards; and short-term leases of 100 days or less, as long as no renewal or extension of the lease can occur.) By initialing below, Lessee acknowledges either:

|_| that the residence and buildings included in this lease were constructed prior to 1978, and that the Lessee has received and executed the Disclosure of Information on Lead-Based Paint and Lead-Based Paint Hazards, referenced on Line 181 as the Lead-based Paint Addendum, and has received any reports, records, pamphlets, and/or other materials referenced therein, including the pamphlet "Protect Your Family from Lead in Your Home"; or

|X| that the residences and buildings included in this lease were constructed in 1978 or later.

(LESSEE'S INITIALS ARE REQUIRED)                 __________        __________
                                                   LESSEE            LESSEE

---------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATTERS:  The following shall be the responsibility of the party indicated:
   A.  Pool Maintenance:                     |_|  Landlord       |_| Tenant         |_| Association      |X| Not applicable
   B.  Pest Control:                         |_|  Landlord       |X| Tenant         |_| Association      |_| Not applicable
   C.  Yard Maintenance                      |X|  Landlord       |_| Tenant         |_| Association      |_| Not applicable
   D.  Homeowners' Association Fees                              |_| Landlord       |_| Tenant           |X| Not applicable
   E.  Miscellaneous:                                            |_| Landlord       |_| Tenant           |_| Not applicable
                       ----------------------
---------------------------------------------------------------------------------------------------------------------------

ADDITIONAL TERMS:  No smoking permitted in loft unit.

ADDENDA:|_| Agency disclosure |_| Inventory List |_| Lead-based Paint |_| Other:


TENANT ACKNOWLEDGEMENT: BY SIGNING BELOW, TENANT ACKNOWLEDGES THAT: 1) A FREE COPY OF THE ARIZONA RESIDENTIAL LANDLORD AND TENANT ACT IS AVAILABLE THROUGH THE ARIZONA SECRETARY OF STATE'S OFFICE, A.R.S. SS. 33-1322; 2) THE LANDLORD SHALL FURNISH UPON MOVE-IN, A MOVE-IN FORM FOR SPECIFYING ANY EXISTING DAMAGES TO THE PREMISES; 3) THE TENANT IS HEREBY NOTIFIED THAT TENANT IS ENTITLED TO BE PRESENT AT THE MOVE-OUT INSPECTION, A.R.S. SS. 33-1321(C); 4) TENANT UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND ACKNOWLEDGES A RECEIPT OF A COPY OF ALL FOUR (4) PAGES OF THE AGREEMENT AND ANY ADDENDA.

TIME FOR ACCEPTANCE: This is an offer to rent the Premises. Unless acceptance is signed by Landlord and a signed copy delivered in person, by mail, or facsimile, and received by Tenant or by Broker named on Line 207 by ________, 20__ at ______ AM/PM, Mountain Standard Time, or unless this offer to rent has been previously withdrawn by Tenant, this offer to rent shall be deemed withdrawn and the Tenant's earnest money shall be returned.

/S/ MICHAEL K. WILHELM           7/1/04
---------------------------------------      -----------------------------------
TENANT SIGNATURE               MO/DA/YR      TENANT SIGNATURE           MO/DA/YR

MICHAEL K. WILHELM
---------------------------------------      -----------------------------------
TENANT(S):  PRINT NAME(S)                    TENANT(S):  PRINT NAME(S)

---------------------------------------      -----------------------------------
TENANT ADDRESS                               TENANT ADDRESS

                                   ACCEPTANCE

PROPERTY MANAGER, if any, authorized to manage the Premises and act on behalf of Landlord pursuant to separate written agreement:

Tom Frenkel  (480) 941-2260
The Clayton Companies

8399 E. Indian School Rd., #202, Scottsdale, AZ  85251

The Landlord or the person authorized to act on behalf of the Landlord for receiving service of process, notices and demands is:

------------------------------                  --------------------------------
NAME                                            TELEPHONE

------------------------------                  --------------------------------
FIRM                                            TELEPHONE

------------------------------                  --------------------------------
ADDRESS                                         CITY/STATE/ZIP

RENT SHALL BE PAYABLE TO:  Tom Frenkel

At:      8399 E. Indian School Rd., #202
         Scottsdale, AZ  85251

AGENCY CONFIRMATION: the Listing Broker is the agent of (check one) |_|the Landlord exclusively, or |_| the Landlord and the Tenant.

--------------------------------------------------------------------------------
PRINT BROKER'S NAME                          PRINT AGENT'S NAME

LANDLORD ACKNOWLEDGEMENT: LANDLORD HAS READ THIS ENTIRE AGREEMENT. THE LANDLORD ACKNOWLEDGES THAT LANDLORD UNDERSTANDS THE TERMS AND CONDITIONS CONTAINED HEREIN. THE LANDLORD ACCEPTS AND AGREES TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. THE LANDLORD HAS RECEIVED A SIGNED COPY OF THIS AGREEMENT AND DIRECTS THE BROKER TO DELIVER A SIGNED COPY TO THE TENANT, AND TO ANY OTHER BROKER INVOLVED IN THIS AGREEMENT.

|_| Counter Offer is attached, which is incorporated herein by reference. If there is a conflict between this Agreement and the Counter Offer, the provisions of the Counter Offer shall be controlling. (Note: If this box is checked, Landlord should sign both Agreement and Counter Offer.)

-------------------------------------------------------      -------------------------------------------------------
LANDLORD/PROPERTY MANAGER SIGNATURE            MO/DA/YR      LANDLORD/PROPERTY MANAGER SIGNATURE           MO/DA/YR

-------------------------------------------------------      -------------------------------------------------------
LANDLORD/PROPERTY MANAGER:  PRINT NAMES                      LANDLORD/PROPERTY MANAGER:  PRINT NAMES

For Broker Use only:   File No.  ______________              Manager's Initials ____________
                       Broker's Initials_______              Date___________________________